UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 28, 2023
Date of Report (Date of earliest event reported)

TechnipFMC plc
(Exact name of registrant as specified in its charter)

United Kingdom	001-37983	98-1283037
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Subsea Lane
Houston, Texas
United States of America	77044
(Address of principal executive offices)	(Zip Code)
+1 281-591-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
______________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary shares, $1.00 par value per share	FTI	New York Stock Exchange
Securities registered pursuant to Section 12(g) of the Act: None.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

TechnipFMC plc (the “Company”) held its Annual General Meeting of Shareholders on April 28, 2023 (the “Annual Meeting”) for the purpose of (1) electing each of the 9 director nominees for a term expiring at the Company’s 2024 Annual General Meeting of Shareholders or until his or her earlier death, retirement, resignation, or removal pursuant to the Company’s articles of association; (2) approving, as a non-binding advisory resolution, the Company’s named executive officer compensation for the year ended December 31, 2022; (3) approving, as a non-binding advisory resolution, the Company’s directors’ remuneration report for the year ended December 31, 2022; (4) receiving the Company’s audited U.K. accounts for the year ended December 31, 2022, including the reports of the directors and the auditor thereon; (5) ratifying the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s U.S. independent registered public accounting firm for the year ending December 31, 2023; (6) reappointing PwC as the Company’s U.K. statutory auditor under the U.K. Companies Act 2006, to hold office from the conclusion of the 2023 Annual General Meeting of Shareholders until the next annual general meeting of shareholders at which accounts are laid; (7) authorizing the Board and/or the Audit Committee to determine the remuneration of PwC, in its capacity as the Company’s U.K. statutory auditor for the year ending December 31, 2023; (8) authorizing the Board to allot equity securities in the Company; and (9) authorizing the Board to allot equity securities without pre-emptive rights pursuant to the authority contemplated by the resolution in Proposal 8. Each proposal is more fully described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 17, 2023.

The following are the final voting results of the Annual Meeting.

Proposal 1(a)-1(i) – Election of Directors
Elect each of the following director nominees for a term expiring at the Company’s 2024 Annual General Meeting of Shareholders or until his or her earlier death, retirement, resignation, or removal pursuant to the Company’s articles of association: The voting results were as follows:
	a. Election of director: Douglas J. Pferdehirt
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
356,302,050	96.30%	13,727,314	3.70%	370,029,364	83.85%	290,610	11,549,610

	b. Election of director: Claire S. Farley
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
363,999,313	98.32%	6,199,738	1.67%	370,199,051	83.89%	120,923	11,549,610

	c. Election of director: Eleazar de Carvalho Filho
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
324,291,827	87.60%	45,895,721	12.39%	370,187,548	83.88%	132,426	11,549,610

	d. Election of director: Robert G. Gwin
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
362,628,418	98.09%	7,036,620	1.90%	369,665,038	83.77%	654,936	11,549,610

	e. Election of director: John O’Leary
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
363,044,017	98.06%	7,147,639	1.93%	370,191,656	83.89%	128,318	11,549,610

	f. Election of director: Margareth Øvrum
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
363,785,813	98.26%	6,405,404	1.73%	370,191,217	83.88%	128,757	11,549,610

	g. Election of director: Kay G. Priestly
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
364,702,329	98.51%	5,489,583	1.48%	370,191,912	83.89%	128,062	11,549,610

	h. Election of director: John Yearwood
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
346,283,201	93.54%	23,906,993	6.45%	370,190,194	83.88%	129,780	11,549,610

	i. Election of director: Sophie Zurquiyah
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
364,581,230	98.49%	5,574,063	1.50%	370,155,293	83.88%	164,681	11,549,610

Proposal 2 – 2022 U.S. Say-on-Pay for Named Executive Officers
Approve, on an advisory basis, the Company’s named executive officer compensation for the year ended December 31, 2022. The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
355,048,881	96.50%	12,845,085	3.49%	367,893,966	83.36%	2,426,008	11,549,610

Proposal 3 – 2022 Directors’ Remuneration Report
Approve, on an advisory basis, the Company’s directors’ remuneration report for the year ended December 31, 2022. The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
355,323,080	96.58%	12,563,172	3.41%	367,886,252	83.36%	2,433,722	11,549,610

Proposal 4 – Receipt of U.K. Annual Report and Accounts
Receipt of the Company’s audited U.K. accounts for the year ended December 31, 2022, including the reports of the directors and the auditor thereon. The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
380,428,088	99.94%	217,231	0.05%	380,645,319	86.25%	1,224,265	N/A

Proposal 5 – Ratification of U.S. Auditor
Ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s U.S. independent registered public accounting firm for the year ending December 31, 2023.

The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
381,527,906	99.97%	91,812	0.02%	381,619,718	86.47%	249,866	N/A

Proposal 6 – Re-appointment of U.K. Statutory Auditor
Reappoint PwC as the Company’s U.K. statutory auditor under the U.K. Companies Act 2006, to hold office from the conclusion of the 2023 Annual General Meeting of Shareholders until the next annual general meeting of shareholders at which accounts are laid.

The voting results were as follows:

FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
381,532,044	99.98%	71,092	0.01%	381,603,136	86.47%	266,448	N/A

Proposal 7 – Approval of U.K. Statutory Auditor Fees
Authorize the Board of Directors and/or the Audit Committee to determine the remuneration of PwC, in its capacity as the Company’s U.K. statutory auditor for the year ending December 31, 2023.

The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
381,503,348	99.94%	206,854	0.05%	381,710,202	86.50%	159,382	N/A

Proposal 8 – Authority to Allot Equity Securities
Authorize the Board to allot equity securities in the Company. The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
358,000,768	96.69%	12,225,833	3.30%	370,226,601	83.89%	93,373	11,549,610

Proposal 9 – Authority to Allot Equity Securities without Pre-emptive Rights
Pursuant to the authority contemplated by the resolution in Proposal 8, authorize the Board to allot equity securities without pre-emptive rights. The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
353,844,950	95.75%	15,695,780	4.24%	369,540,730	83.74%	779,244	11,549,610

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechnipFMC plc

By: /s/ Victoria Lazar
Dated:	May 2, 2023	Name: Victoria Lazar
Title: Executive Vice President
Chief Legal Officer and Secretary